Exhibit (s)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AMERICAN REAL ESTATE INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is an Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOHN H. GRADY and PETER M. FASS as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-176316, 811-22599), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of May 2015.

/s/ Robert F. Amweg
Robert F. Amweg
Chief Compliance Officer

STATE OF NEW YORK	)
) ss:
COUNTY OF KINGS	)

Before me, a Notary Public, in and for said county and state, personally appeared Robert F. Amweg, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 4th day of May, 2015.

/s/ Stephanie Leal
Notary Public

My commission expires: 9/17/16

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AMERICAN REAL ESTATE INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOHN H. GRADY and PETER M. FASS as attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-176316, 811-22599), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 4th day of May 2015.

/s/ Robin A. Ferracone
Robin A. Ferracone
Trustee

STATE OF NEW YORK	)
) ss:
COUNTY OF NEW YORK	)

Before me, a Notary Public, in and for said county and state, personally appeared Robin A. Ferracone, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 4th day of May, 2015.

/s/ Stephanie Leal
Notary Public

My commission expires: 9/17/16

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AMERICAN REAL ESTATE INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is an Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOHN H. GRADY and PETER M. FASS as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-176316, 811-22599), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of May 2015.

/s/ Mark Painter
Mark Painter
Vice President

STATE OF PENNSYLVANIA	)
) ss:
COUNTY OF CHESTER	)

Before me, a Notary Public, in and for said county and state, personally appeared Mark Painter, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 13th day of May, 2015.

Natalie D. Cieslak
Notary Public

My commission expires: June 4, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AMERICAN REAL ESTATE INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is an Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOHN H. GRADY and PETER M. FASS as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-176316, 811-22599), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ___ day of May 2015.

Mark Painter
Vice President

STATE OF PENNSYLVANIA	)
) ss:
COUNTY OF CHESTER	)

Before me, a Notary Public, in and for said county and state, personally appeared Mark Painter, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this ___ day of May, 2015.

Notary Public

My commission expires:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AMERICAN REAL ESTATE INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is an Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOHN H. GRADY and PETER M. FASS as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-176316, 811-22599), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of May 2015.

/s/ Mark Painter
Mark Painter
Vice President

STATE OF PENNSYLVANIA	)
) ss:
COUNTY OF CHESTER	)

Before me, a Notary Public, in and for said county and state, personally appeared Mark Painter, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 13th day of May, 2015.

Natalie D. Cieslak
Notary Public

My commission expires: June 4, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AMERICAN REAL ESTATE INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOHN H. GRADY and PETER M. FASS as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-176316, 811-22599), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of May 2015.

/s/ Stanley R. Perla
Stanley R. Perla
Trustee

STATE OF NEW YORK	)
) ss:
COUNTY OF NEW YORK	)

Before me, a Notary Public, in and for said county and state, personally appeared Stanley R. Perla, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 4th day of May, 2015.

/s/ Stephanie Leal
Notary Public

My commission expires: 9/17/16

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AMERICAN REAL ESTATE INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is an Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOHN H. GRADY and PETER M. FASS as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-176316, 811-22599), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of May 2015.

/s/ Christopher Pike
Christopher Pike
Vice President

STATE OF NEW YORK	)
) ss:
COUNTY OF NEW YORK	)

Before me, a Notary Public, in and for said county and state, personally appeared Christopher Pike, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 4th day of May, 2015.

/s/ Stephanie Leal
Notary Public

My commission expires: 9/17/16

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AMERICAN REAL ESTATE INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is an Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOHN H. GRADY and PETER M. FASS as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-176316, 811-22599), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of May 2015.

/s/ Gerard Scarpati
Gerard Scarpati
Chief Financial Officer

STATE OF NEW YORK	)
) ss:
COUNTY OF NEW YORK	)

Before me, a Notary Public, in and for said county and state, personally appeared Gerard Scarpati, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 4th day of May, 2015.

/s/ Stephanie Leal
Notary Public

My commission expires: 9/17/16